INCOME (LOSS) PER COMMON SHARE	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Earnings Per Share [Abstract]
INCOME (LOSS) PER COMMON SHARE

NOTE 12 – LOSS PER COMMON SHARE

Basic net loss per share is calculated by dividing net loss attributable to common shareholders by the weighted average shares outstanding during the period, without consideration for common stock equivalents.

Diluted net loss per share is calculated by adjusting weighted average shares outstanding for the dilutive effect of common share equivalents outstanding for the period, determined using the treasury stock method. There were no common stock equivalents with a dilutive effect during the three months ended March 31, 2014 and 2013 and therefore, basic and diluted net loss per share were the same for all periods presented.

NOTE 14 – INCOME (LOSS) PER COMMON SHARE

Basic net income (loss) per share is calculated by dividing net income (loss) attributable to common stockholders by the weighted average shares outstanding during the period, without consideration for common stock equivalents. As IBP only had common shares outstanding subsequent to the Recapitalization on November 4, 2011, the weighted average shares outstanding for 2011 assumed the shares issued at the date of the Recapitalization were issued and outstanding for the full year.

Diluted net income (loss) per share is calculated by adjusting weighted average shares outstanding for the dilutive effect of common share equivalents outstanding for the period, determined using the treasury stock method. There were no common stock equivalents with a dilutive effect during the years ended December 31, 2011, 2012 and 2013 and therefore, basic and diluted net income (loss) per share were the same for all periods presented. Income (loss) attributable to common stockholders includes the accretion of Series A Preferred Stock in 2011 and 2012 and the accretion of Pre-Recapitalization Preferred Units and the gain on extinguishment of Pre-Recapitalization Preferred Units in 2011.